Filed under Rule 497(e)
Registration Nos. 033-08021
033-06502
002-85370
333-32798
333-11283
333-111662

SunAmerica Equity Funds

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

SunAmerica Series, Inc.

SunAmerica Specialty Series

(each, a “Registrant,” and collectively, the “Registrants”)

Supplement dated December 18, 2017, to each Registrant’s Prospectus(es) and

Statement(s) of Additional Information as supplemented and amended to date

On December 5, 2017, the Boards of Directors/Trustees of the Registrants approved an Amendment to and Assignment of Transfer Agency and Service Agreement between Boston Financial Data Services, Inc. (“BFDS”) and each Registrant whereby State Street Bank and Trust Company (“State Street”) assigned its rights, duties and obligations under its Transfer Agency and Services Agreement with each Registrant to BFDS.

Effective immediately, each Registrant’s Prospectus(es) and Statement(s) of Additional Information (“SAI”) are amended to reflect the change in the Funds’ transfer agent from State Street to BFDS.

In addition, on or about January 1, 2018, BFDS will change its name to DST Asset Manager Solutions, Inc. At such time, all references to Boston Financial Data Services, Inc. or BFDS in the Registrant’s Prospectus(es) and SAI(s) are removed and replaced with DST Asset Manager Solutions, Inc. or DST, respectively.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus(es) or SAI(s), as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ALLSUP_121117 SAI-ALLSUP_121117